UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 29, 2003 (July 29, 2003)

Analysts International Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota		55435-3000
(Address for principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Earnings release issued July 29, 2003 for the second quarter of 2003

ITEM 9. REGULATION FD DISCLOSURE (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”)

On July 29, 2003, Analysts International Corporation announced its financial results for the quarter ended June 28, 2003.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.  The information contained in this Current Report, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure” pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.  As such, the information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2003	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport

Colleen M. Davenport Secretary and General Counsel